UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 22, 2011
Date of Report (Date of earliest event reported)

CROSS BORDER RESOURCES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-52738	98-0555508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22610 US Highway 281 N., Suite 218 San Antonio, TX	78258
(Address of principal executive offices)	(Zip Code)

(210) 226-6700
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

Cross Border Resources has updated its Corporate Presentation which can be found at www.xbres.com.

The above summary is qualified in their entirety by reference to the full text of the Corporate Presentation, a copy of which is filed as exhibit 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, Cross Border Resources, Inc. issued an Operations update.

The above summary is qualified in their entirety by reference to the full text of the Press Release, a copy of which is filed as exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number	Description of Exhibit
10.10	Cross Border Resources, Inc. Corporate Presentation
99.1	Press Release: Cross Border Resources Budgets $7.4 Million for Second Half Drilling

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSS BORDER RESOURCES, INC.

Date: June 22, 2011	By:	/s/ P. Mark Stark
P. Mark Stark
Chief Financial Officer